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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 27, 2003
                                                   ------------


                           Camco FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                      0-25196                 51-0110823
       ------------                   ----------               ------------
      (State or other            (Commission File No.)   (IRS Employer I.D. No.)
jurisdiction of incorporation)




                    6901 Glenn Highway, Cambridge, Ohio 43725
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (740) 435-2020
                                                    ---------------------




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Item 5.           Other Events and Regulation FD Disclosure.
------            -----------------------------------------

                  On May 27, 2003, Camco Financial Corporation issued two press releases announcing a dividend on its common stock and a stock repurchase.
The press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------
                  (a) and (b)       Not applicable.

                  (c)               Exhibits.

                                    See Index to Exhibits.



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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAMCO FINANCIAL CORPORATION



                                        By:  /s/ Richard C. Baylor
                                             ----------------------------------
                                             Richard C. Baylor, President


Date:  May 27, 2003




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                                INDEX TO EXHIBITS
                                -----------------

  Exhibit
  Number                  Description
  -------                 -----------
   99.1        Press Release of Camco Financial Corporation dated May 27, 2003.

   99.2        Press Release of Camco Financial Corporation dated May 27, 2003.






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